OUTSOURCING SOLUTIONS INC.
                 NON-QUALIFIED STOCK OPTION AWARD AGREEMENT [F]


               This Non-qualified Stock Option Award Agreement (this "Agreement"), dated as of ---------, 2000, is made between Outsourcing Solutions Inc. (the "Company") and -----------(the "Optionee"). All capitalized terms used herein that are not defined herein shall have the respective meanings given to such terms in the Outsourcing Solutions Inc. 2000 Equity Incentive Plan, as amended (the "Plan").

                              W I T N E S S E T H :
                              - - - - - - - - - -

        1. Grant of Option. Pursuant to the provisions of the Plan, the Company hereby grants to the Optionee, subject to the terms and conditions of the Plan and subject further to the terms and conditions herein set forth, the right and option to purchase from the Company all or any part of an aggregate of --------- shares of the $0.01 par value voting common stock of the Company (the "Stock"), at a per share purchase price equal to $----- (the "Option"), such Option to be exercisable as hereinafter provided. The Option shall not be treated as an "incentive stock option," as defined in Section 422 of the Code.

        2. Terms and Conditions. It is understood and agreed that the Award evidenced hereby is subject to the following terms and conditions:

               (a) Expiration Date. The Option shall expire ten (10) years after the date indicated above.

               (b) Exercise of Option. (i) Subject to the other terms of this Agreement and the Plan, the Option may be exercised on or after the dates indicated below as to that percentage of the total shares of Stock subject to the Option as set forth below opposite each such date, plus any shares of Stock as to which the Option could have been exercised previously, but was not so exercised.

            Date                           Percentage

                                               25%
                                               25%
                                               25%
                                               25%

               (ii) Notwithstanding the foregoing provisions of Section 2(b)(i) hereof, but subject to Section 2(a) and 2(d) hereof, immediately prior to a "Sale of the Company," as defined in and contemplated by the Stockholders Agreement, dated as of December 10, 1999, as may be amended from time to time, by and among Outsourcing Solutions Inc., Madison Dearborn Capital Partners III, L.P., and the OSI Stockholders (as defined therein) (the "Stockholders Agreement"), the Option may be exercised with respect to all or any portion of the total number of shares of Stock covered by the then unexercised Option.

               (iii) Any exercise of all or any part of the Option shall be accompanied by a written notice to the Company specifying the whole number of shares of Stock as to which the Option is being exercised. Upon the valid exercise of all or any part of the Option, a certificate (or certificates) for the number of shares of Stock with respect to which the Option is exercised shall be issued in the name of the Optionee, subject to the other terms and conditions of this Agreement and the Plan. Notation of any partial exercise shall be made by the Company on Schedule I attached hereto.

               (c) Consideration. At the time of any exercise of the Option, the purchase price of the shares of Stock as to which the Option shall be exercised shall be paid to the Company (i) in United States dollars by personal check, bank draft or money order, (ii) if permitted by applicable law and approved by the Committee in accordance with the Plan, with Stock, duly endorsed for transfer to the Company, owned by the Optionee (or the Optionee and his spouse jointly) for at least six (6) months prior to the tender thereof and not used for another such exercise during such six-month period and having a total fair market value, as determined in accordance with Paragraph 6(a) of the Plan ("Fair Market Value"), on the date of such exercise of the Option equal to such purchase price of such shares of Stock, or (iii) a combination of the consideration provided for in the foregoing clauses (i) and (ii) of this Section 2(c) having a total Fair Market Value on the date of such exercise equal to the purchase price of such shares of Stock.

               (d) Exercise Upon Death, Disability or Termination of Employment. The Option shall terminate upon the termination, for any reason, of the Optionee's employment with the Company or a subsidiary of the Company, and no shares of Stock may thereafter be purchased under the Option, except as follows:

               (i) In the event of the death of the Optionee while an employee of the Company or a subsidiary of the Company, the Option, to the extent exercisable in accordance with Section 2(b)(i) or 2(b)(ii) at the time of his or her death, may be exercised after the Optionee's death by the legal representative of the Optionee's estate or the legatee of the Optionee under his last will until the earlier to occur of the second anniversary of the Optionee's death and the stated expiration date of the Option.

               (ii) If the Optionee's employment with the Company or a subsidiary of the Company shall terminate by reason of permanent disability (as defined in the last sentence of this Section 2(d)(ii)), the Option, to the extent exercisable in accordance with Section 2(b)(i) or 2(b)(ii) upon such termination of employment, may be exercised after such termination until the earlier to occur of the first anniversary of such termination and the stated expiration date of the Option. For purposes of this Agreement, "permanent disability" shall mean an inability (as determined by the Committee) to perform duties and services as an employee of the Company or a subsidiary of the Company by reason of a medically determinable physical or mental impairment, supported by medical evidence, which can be expected to last for a continuous period of not less than eight (8) months.

               (iii) If (A) the Company or a subsidiary of the Company terminates the Optionee's employment with the Company or such subsidiary and such termination is not "for cause," or (B) the Optionee terminates employment with the Company or such subsidiary for "good reason," the Option, to the extent exercisable in accordance with Section 2(b)(i) or 2(b)(ii) upon such termination of employment, may be exercised after such termination until the earlier to occur of the first anniversary of such termination and the stated expiration date of the Option. For the purposes of this Agreement, Optionee shall be deemed to have been terminated "for cause" if his or her employment was terminated for: (i) embezzlement, theft or other misappropriation of any property of the Company or any subsidiary, (ii) gross or willful misconduct resulting in substantial loss to the Company or any subsidiary or substantial damage to the reputation of the Company or any subsidiary, (iii) any act involving moral turpitude which results in a conviction for a felony involving moral turpitude, fraud or misrepresentation, (iv) gross neglect of his or her assigned duties to the Company or any subsidiary,
        (v) gross breach of his or her fiduciary obligations to the Company or any subsidiary, or (vi) any chemical dependence which materially affects the performance of his or her duties and responsibilities to the Company or any subsidiary; provided that in the case of the misconduct set forth in clauses (iv) and (vi) above, such misconduct shall continue for a period of 30 days following written notice thereof by the Company to the Optionee. For purposes of this Agreement "good reason" shall mean the occurrence of any of the following events, except for the occurrence of such an event in connection with the termination of Optionee's employment by the Company or any of its Subsidiaries for cause: (i) a significant reduction in the authorities, duties or responsibilities of Optionee; or (ii) a failure to pay base salary after the due date thereof provided that the Company shall have received written notice of such failure to pay from Optionee and shall not have paid (or caused to be paid) such base salary amount within 20 days of such notice, a reduction in base salary, the reduction or discontinuance of any incentive compensation plan or the taking of any action which materially adversely affects Optionee's participation in or benefits under any fringe benefit provided to Optionee; provided that the actions referred to in clause (ii) above (other than with respect to a failure to pay, or reduction in, base salary) shall not constitute "good reason" events if such actions were taken by the Company or its Subsidiaries as part of an overall plan by the Company or its Subsidiaries and made applicable to the same extent to all executives of the Company or its Subsidiaries.

               (iv) If the Optionee's employment with the Company or a subsidiary of the Company is terminated by reason of the Optionee's retirement after attaining both five (5) years of continuous service with the Company or a subsidiary of the Company and 59 1/2 years of age, the Option, to the extent exercisable in accordance with Section 2(b)(i) or 2(b)(ii) upon such retirement, may be exercised after such retirement until the earlier to occur of the second anniversary of such retirement and the stated expiration date of the Option.

               (v) If the Optionee dies during the one-year or two-year period following termination of his or her employment specified in Section 2(d)(ii), 2(d)(iii) or 2(d)(iv), the Option, to the extent the Option would have been exercisable pursuant to Section 2(d)(ii), 2(d)(iii) or 2(d)(iv) as of the date of the Optionee's death, may be exercised after the Optionee's death by the legal representative of his estate or the legatee of the Optionee under his last will until the earlier to occur of the second anniversary of the Optionee's death and the stated expiration date of the Option.

               (vi) If the Optionee's employment is terminated by the Company or a subsidiary of the Company "for cause" (as defined in Section 2(d)(iii)), the Option shall automatically, without any further action required by the Company, terminate on the date of such termination of employment and shall cease to thereafter be exercisable with respect to any shares of Stock.

               (vii) If the Optionee's employment is terminated under circumstances not otherwise described in this Section 2(d), the Option, to the extent exercisable in accordance with Section 2(b)(i) or 2(b)(ii) upon such termination, may be exercised after such termination until the earlier to occur of 90 days following such termination and the stated expiration date of the Option. If the Optionee dies during the 90 day period following termination of his or her employment specified in this
        Section 2(d)(vii), the Option, to the extent the Option would have been exercisable pursuant to this Section 2(d)(vii), as of the date of the Optionee's death, may be exercised after the Optionee's death by the legal representative of his estate or the legatee of the Optionee under his last will until the earlier to occur of the first anniversary of the Optionee's death and the stated expiration date of the Option.

               (e) Nontransferability. The Option shall not be transferable otherwise than by will or the laws of descent and distribution, and are exercisable, during the lifetime of the Optionee, only by him.

               (f) Withholding Taxes. At the time of receipt of Stock upon the exercise of all or any part of the Option, the Optionee shall be required to pay to the Company in cash (or make other arrangements, in accordance with Section 12 of the Plan, for the satisfaction of) any taxes of any kind required by law t o be withheld with respect to such Stock; provided, however, tax withholding obligations may be met, in whole or in part, by the withholding of shares of Stock otherwise deliverable to the Optionee upon such exercise pursuant to procedures approved by the Committee; provided further, however, the amount of shares so withheld may not exceed the amount necessary to satisfy required Federal, state, local and foreign withholding obligations using the minimum statutory rate. In no event shall Stock or other property be delivered to the Optionee until the Optionee has paid to the Company in cash, or made arrangements satisfactory to the Company regarding the payment of, the amount of any taxes of any kind required by law to be withheld with respect to the Stock subject to the Option, and the Company shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee.

               (g) No Rights as Stockholder. The Optionee shall not become the beneficial owner of the shares of Stock subject to the Option, nor have any rights to dividends or other rights as a shareholder with respect to any such shares, until the Optionee has exercised the Option in accordance with the provisions hereof and of the Plan.

               (h) No Right to Continued Employment. The Option shall not confer upon the Optionee any right to be retained in the service of the Company or a subsidiary of the Company, nor restrict in any way the right of the Company or any subsidiary of the Company, which right is hereby expressly reserved, to terminate his employment at any time with or without cause.

               (i) Inconsistency with Plan. Notwithstanding any provision herein to the contrary, the Option provides the Optionee with no greater rights or claims than are specifically provided for under the Plan. If and to the extent that any provision contained in this Agreement is inconsistent with the Plan, the Plan shall govern.

               (j) Compliance with Laws, Regulations, Stockholders Agreement. The Option and the obligation of the Company to sell and deliver shares of Stock hereunder shall be subject in all respects to (i) all applicable Federal and state laws, rules and regulations, (ii) any registration, qualification, approvals or other requirements imposed by any government or regulatory agency or body which the Committee shall, in its sole discretion, determine to be necessary or applicable and (iii) the terms of the Stockholders Agreement in all respects. Moreover, the Option may not be exercised if its exercise, or the receipt of shares of Stock pursuant thereto, would be contrary to applicable law.

        3. Investment Representation. If at the time of exercise of all or part of the Option the Stock is not registered under the Securities Act of 1933, as amended (the "Securities Act"), and/or there is no current prospectus in effect under the Securities Act with respect to the Stock, the Optionee shall execute, prior to the issuance of any shares of Stock to the Optionee by the Company, an agreement (in such form as the Committee may specify) in which the Optionee, among other things, represents, warrants and agrees that the Optionee is purchasing or acquiring the shares acquired under this Agreement for the Optionee's own account, for investment only and not with a view to the resale or distribution thereof, that the Optionee has knowledge and experience in financial and business matters, that the Optionee is capable of evaluating the merits and risks of owning any shares of Stock purchased or acquired under this Agreement, that the Optionee is a person who is able to bear the economic risk of such ownership and that any subsequent offer for sale or distribution of any of such shares shall be made only pursuant to (i) a registration statement on an appropriate form under the Securities Act, which registration statement has become effective and is current with regard to the shares being offered or sold, or (ii) a specific exemption from the registration requirements of the Securities Act, it being understood that to the extent any such exemption is claimed, the Optionee shall, prior to any offer for sale or sale of such shares, obtain a prior favorable written opinion, in form and substance satisfactory to the Committee, from counsel for or approved by the Committee, as to the applicability of such exemption thereto.

        4. Disposition of Stock. In addition to the restrictions set forth in Section 3, no share of Stock received by the Optionee upon exercise of the Option (or any interest or right in such shares) can be sold, assigned, pledged or transferred in any manner except as permitted by the Stockholders Agreement.

        5. Optionee Bound by Plan; Stockholders Agreement. The Optionee hereby acknowledges receipt of a copy of the Plan and the Stockholders Agreement and agrees to be bound by all of the terms and provisions of each thereof, including the terms and provisions adopted after the granting of the Option but prior to the complete exercise hereof, subject to the last paragraph of Section 16 of the Plan as in effect on the date hereof.

        6. Notices. Any notice hereunder to the Company shall be addressed to it at 390 South Woods Mill Road, Suite 350, Chesterfield, Missouri 63017,
Attention: Chief Financial Officer, and any notice hereunder to the Optionee, shall be addressed to him at __________________________________, Attention:
____________, subject to the right of either party to designate at any time hereafter in writing some other address.

        7. Governing Law. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Delaware applicable to contracts executed and to be performed entirely within such state, without regard to the conflict of law provisions thereof.

        8. Severability. If any of the provisions of this Agreement should be deemed unenforceable, the remaining provisions shall remain in full force and effect.

        9. Modification. Except as otherwise permitted by the Plan, this Agreement may not be modified or amended, nor may any provision hereof be waived, in any way except in writing signed by the party against whom enforcement thereof is sought.

        10.    Counterparts.   This   Agreement   has  been  executed   in   two
counterparts,  each of  which  shall constitute one and the same instrument.


               IN WITNESS WHEREOF, Outsourcing Solutions Inc. has caused this Agreement to be executed by a duly authorized officer and the Optionee has executed this Agreement, both as of the day and year first above written.

                                            OUTSOURCING SOLUTIONS INC.


                By__________________________
                  Name: Timothy G. Beffa
                  Title:  President & Chief Executive Officer

                OPTIONEE__________________________


                                                                      Schedule I






                        NOTATIONS AS TO PARTIAL EXERCISE

====================== ==================== ==================== ==================== ====================
       Date of          Number of Shares     Balance of Shares       Authorized            Notation
      Exercise         of Stock Purchased   of Stock on Option        Signature              Date
---------------------- -------------------- -------------------- -------------------- --------------------


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